UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 23, 2016

Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square, Suite B

San Diego, CA 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Adar Bays, LLC

On June 23, 2016, MyDx, Inc. (the “Company”) and Adar Bays, LLC (“Adar Bays”) agreed to amend the Company’s 8% Convertible Promissory Note in the principal amount of $110,000 (the “Adar Bays Amendment”), issued pursuant to that certain Securities Purchase Agreement, dated December 21, 2015, entered into by and between the Company and Adar Bays, as previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 24, 2015.

Pursuant to the Adar Bays Amendment, the Company agreed to redeem the note by paying 140% of the principal amount plus accrued but unpaid interests to Adar Bays, for a total redemption amount of $158,424.44, pursuant to the payment schedule set forth in the Adar Bays Amendment. In addition, the Company paid 5% of the total redemption amount to Adar Bays as consideration for entering into the amendment.

Adar Bays agrees not to convert the note unless the Company defaults on the payment of the redemption amount and such default is not cured within fifteen (15) business days. If the Company defaults on the redemption payment and such default is not cured as mentioned above, then the amendment shall be deemed null and void and of no further force or effect. In such event, the allocated payment made by the Company shall be applied pursuant to the payment schedule set forth in the Adar Bays Amendment.

The foregoing description of the amendment with Adar Bays is qualified in its entirety by reference to the Adar Bays Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Union Capital, LLC

On June 27, 2016, the Company and Union Capital, LLC (“Union Capital”) agreed to amend the Company’s 8% Convertible Promissory Note in the principal amount of $110,000 (the “Union Capital Amendment”), issued pursuant to that certain Securities Purchase Agreement, dated December 21, 2015, entered into by and between the Company and Union Capital, as previously disclosed in a Current Report on Form 8-K filed with the SEC on December 24, 2015.

Pursuant to the Union Capital Amendment, the Company agreed to redeem the note by paying 140% of the principal amount plus accrued but unpaid interests to Union Capital, for a total redemption amount of $158,363.84, pursuant to the payment schedule set forth in the Union Capital Amendment. In addition, the Company paid 5% of the total redemption amount to Union Capital as consideration for entering into the amendment.

Union Capital agrees not to convert the note unless the Company defaults on the payment of the redemption amount and such default is not cured within fifteen (15) business days. If the Company defaults on the redemption payment and such default is not cured as mentioned above, then the amendment shall be deemed null and void and of no further force or effect. In such event, the allocated payment made by the Company shall be applied pursuant to the payment schedule set forth in the Union Capital Amendment.

The foregoing description of the amendment with Union Capital is qualified in its entirety by reference to the Union Capital Amendment, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to 8% Convertible Note dated June 22, 2016 issued to Adar Bays, LLC.
10.2	Amendment No. 1 to 8% Convertible Note dated June 22, 2016 issued to Union Capital, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: July 1, 2016	By:	/s/ Daniel Yazbeck
Daniel Yazbeck, Chief Executive Officer

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